UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2014

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado		80112
(Address of principal executive offices)		(Zip Code)

(866) 405-5012

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) and (e)

On July 15, 2014, The Western Union Company (the “Company”) announced that Rajesh K. Agrawal, currently Executive Vice President and Interim Chief Financial Officer of the Company, has been appointed as Executive Vice President and Chief Financial Officer effective as of July 15, 2014 (the “Appointment Date”).

Mr. Agrawal, age 49, joined the Company in 2006. Mr. Agrawal has served as the Company’s Executive Vice President (from November 2011) and Interim Chief Financial Officer (from January 2014). Prior to January 2014, Mr. Agrawal was President, Western Union Business Solutions (from August 2011). Prior to August 2011, Mr. Agrawal served as General Manager, Business Solutions from November 2010, and as Senior Vice President of Finance for Business Units, from August 2010 to November 2010. Previously, Mr. Agrawal served as Senior Vice President of Finance of the Company’s Europe, Middle East, and Africa and Asia Pacific regions from July 2008 to August 2010, and as Senior Vice President and Treasurer of Western Union from June 2006 to May 2008.

Effective upon the Appointment Date, Mr. Agrawal’s compensation arrangements will include (i) an annual base salary of $550,000, subject to merit increases, (ii) an annual incentive award target under the Company’s Senior Executive Annual Incentive Plan at 90% of base salary, and (iii) an annual long-term incentive award target value under the Company’s 2006 Long-Term Incentive Plan of $1,500,000, effective for 2015. Also effective upon the Appointment Date, Mr. Agrawal will receive a one-time cash payment of $80,000 and a one-time restricted stock unit award valued at $500,000, which will vest in 25% annual installments beginning on the first anniversary of the Appointment Date.

There is no arrangement or understanding between Mr. Agrawal and any other persons pursuant to which Mr. Agrawal was selected as Chief Financial Officer. There are no transactions involving Mr. Agrawal requiring disclosure under Item 404(a) of Regulation S-K.

On July 15, 2014, the Company issued a press release regarding the foregoing matter. The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release issued by The Western Union Company on July 15, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WESTERN UNION COMPANY

Dated: July 15, 2014	By:	/s/ Darren A. Dragovich
	Name:	Darren A. Dragovich
	Title:	Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued by The Western Union Company on July 15, 2014